                                                                    Exhibit 10.1

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                         Dated as of September 29, 1994



     This First Amendment to Revolving Credit Agreement (this "Amendment") is dated as of September 29, 1994 by and among Merisel Americas, Inc., a Delaware corporation ("Merisel Americas"), Merisel Europe, Inc., a Delaware corporation ("Merisel Europe") (Merisel Americas and Merisel Europe each referred to herein individually as a "Borrower" and collectively as the "Borrowers"), Merisel, Inc., a Delaware corporation ("Merisel Parent"), as guarantor, the financial institutions listed on the signature pages hereof, Citicorp USA, Inc. as Agent for the Lenders, NationsBank of Texas, N.A. as Co-Agent for the Lenders, and Citibank, N.A. as Designated Issuer, and is made with reference to that certain Revolving Credit Agreement dated as of December 23, 1994 (the "Existing Agreement") by and among the parties listed on the signature pages hereof. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.


                                    RECITAL


     The parties hereto have agreed to amend the Existing Agreement as hereinafter set forth.

     IN CONSIDERATION of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


SECTION 1.     AMENDMENT TO THE EXISTING AGREEMENT

     1.1 The Existing Agreement is hereby amended by adding the following to the end of the definition of "Applicable Margin" in Section 1.01:

          ";provided, however, that at any time that the Consolidated Debt Equivalents/Capital Ratio of Merisel Parent (as more fully described in Section 7.01(g)) is greater than 0.625:1.00, (i) the Eurodollar Margin shall be 1.7500, (ii) the Commitment Fee shall be 0.5000, (iii) the Commission shall be 1.7500 and (iv) the Standby Fee shall be 1.7500."

     1.2 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Consolidated" in Section 1.01:

          ""Consolidated Adjusted Tangible Net Worth" means Consolidated Tangible Net Worth as reduced by the aggregate amount of Intercompany Debt Payments and calculated without giving effect to any foreign currency translation adjustments."

     1.3 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Contingent Obligation" in Section 1.01:

          ""Current Debt Service Amount" means, as of any date of determination, the amount of regularly scheduled interest due and payable on the Merisel Parent Debt on the next regularly scheduled payment date for the Merisel Parent Debt to occur after such date of determination."

     1.4 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Debt" in Section 1.01:

          ""Debt Dividend Amount" means, for any period, the sum of all dividends, Intercompany Debt Payments and other distributions (other than Operating Expense Payments) declared and paid during such period pursuant to section 7.01(d)(v) plus the Current Debt Service Amount."

     1.5 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Incipient Default" in Section 1.01:

          ""Intercompany Debt Payments" means, for any period, any payment of principal in respect of any intercompany Debt between any Borrower and Merisel Parent, except Operating Expense Payments."

     1.6 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Merisel Canada Guaranty" in
          Section 1.01:

          ""Merisel Parent Debt" means debt of Merisel Parent not in existence prior to September 30, 1994 and not exceeding $150,000,000 in principal amount."

     1.7 The Existing Agreement is hereby amended by inserting the following definition after the definition of "Obligations" in Section 1.01:

          ""Operating Expense Payments" means, for any period, aggregate payments of principal in respect of any intercompany Debt between any Borrower and Merisel Parent in an amount not to exceed the amount of operating expenses actually incurred by Merisel Parent for such period, but only to the extent that such payments are actually used by Merisel Parent to pay such operating expenses. For purposes of this definition, "operating expenses" shall mean operating expenses of Merisel Parent that are customarily incurred in the ordinary course of business.".

     1.8 The Existing Agreement is hereby amended by inserting "7.01(p)," before "7.02(f)(ii)" where it appears in clause (i) of paragraph (a) of Section 2.08.

     1.9 The Existing Agreement is hereby amended by inserting the following after the term "Bid Reduction" and before the parentheses appearing in clause (A) of paragraph (a) of Section 4.05 and after the term "Bid Advances" and before the parentheses appearing in clause (i) of clause
          (A) of paragraph (a) of Section 4.05:

          "if the Consolidated Debt Equivalents/Capital Ratio of Merisel Parent (as more fully described in Section 7.01(g)) is less than or equal to 0.625:1.00."

     1.10 The Existing Agreement is hereby amended by deleting in its entirety
          Section 7.01(g) and inserting the following:

          "(g)  Maintenance of Merisel Parent's Debt Equivalents/Capital Ratio.
                --------------------------------------------------------------
          Maintain a ratio of (i) Consolidated Debt Equivalents of Merisel Parent to (ii) the sum of (y) Consolidated Debt Equivalents of Merisel Parent plus (z) Consolidated Net Worth of Merisel Parent, of not more
                 ----
          than 0.70 to 1.00 at any time."

     1.11 The Existing Agreement is hereby amended by replacing "$140,000,000" in Section 7.01(h) with "$161,268,000" and by replacing the term "Consolidated Tangible Net Worth" wherever it appears in Section 7.01(h) with the term "Consolidated Adjusted Tangible Net Worth".

     1.12 The Existing Agreement is hereby amended by deleting in its entirety
          Section 7.01(j) and inserting the following:

          "(j)  Maintenance of Borrowers' Interest Coverage Ratio.  Maintain,
                -------------------------------------------------
          for each period of four consecutive fiscal quarters, a ratio of the aggregate Consolidated EBITDA of both of the Borrowers to the aggregate Consolidated Interest Charges (including such portion of Consolidated Interest Charges as represents interest on intercompany Debt paid to Merisel Parent, and excluding such portion of Consolidated Interest Charges as represents interest on all other intercompany Debt) of both of the Borrowers, of not less than (x) 2.25 to 1.00, for the period commencing September 30, 1994 and ending April 1, 1995, (y) 2.50:1.00, for the period commencing April 2, 1995 and ending March 31, 1996 and (z) 2.75:1.00, after March 31, 1996."

     1.13 The Existing Agreement is hereby amended by replacing "2.60:1.00" in
          Section 7.01(k) with "2.25:1.00".

     1.14 The Existing Agreement is hereby amended by adding the following after Section 7.01(o):

          "(p)  Merisel Parent Debt.  No later than December 31, 1994, incur or
                -------------------
          issue Merisel Parent Debt in an amount not less than $100,000,000 and use the net proceeds (after all costs of issuance) from such Merisel Parent Debt minus $65,000,000 to prepay the then outstanding Revolving
                      -----
          Facility Advances or Swing Line Advances, to the extent of such Advances outstanding."

     1.15 The Existing Agreement is hereby amended by deleting the phrase "except that" appearing before the first colon in Section 7.02(d) and
          -------
          replacing it with the phrase "or make any Intercompany Debt Payments, except that".
          ------

     1.16 The Existing Agreement is hereby amended by deleting in its entirety
          Section 7.02(d)(iii) and inserting the following:

          "(iii) The Borrowers may declare and deliver dividends and other distributions payable in cash, common stock or other assets to Merisel Parent and make Intercompany Debt Payments, provided that (w) the sum
                                                      --------
          of the cumulative aggregate amount of such dividends and distributions and Intercompany Debt Payments by the Borrowers plus the Current Debt Service Amount, in each case from and including December 23, 1993 to and including any date of determination shall not exceed an amount equal to 25% of the Consolidated Net Income of Merisel Americas plus
                                                                          ----
          25% of the Consolidated Net Income of Merisel Europe for that same period of time, (x) the sum of the cumulative aggregate amount of such dividends and distributions and Intercompany Debt Payments made during any fiscal quarter plus the Current Debt Service Amount for such fiscal quarter shall not exceed the aggregate Consolidated Net Income of both of the Borrowers for that fiscal quarter, (y) such dividends and distributions and Intercompany Debt Payments shall be paid only from net income of the Borrowers and (z) immediately after giving effect to any such declaration or deliverance or Intercompany Debt Payment, no event shall occur and be continuing which constitutes an Event of Default or an Incipient Default."

     1.17 The Existing Agreement is hereby amended by adding the following clause (v) to Section 7.02(d):

          "(v) The Borrowers, in any fiscal quarter, may declare and deliver dividends and other distributions payable in cash to Merisel Parent and make Intercompany Debt Payments, if, and only if, the aggregate amount thereof would not be greater than the Current Debt Service Amount; provided, (x) Merisel Parent shall use such dividends, distributions and Intercompany Debt Payments to pay the Current Debt Service Amount on the Merisel Parent Debt and (y) immediately after giving effect to any such dividends, distributions and Intercompany Debt Payments, no event shall occur and be continuing which constitutes an Event of Default or an Incipient Default."

     1.18 The Existing Agreement is hereby amended by adding the following clause (ix) to Section 7.02(g):

          "(ix) Loans and advances by Merisel Parent to any of its direct or indirect Subsidiaries; provided that such loans and advances shall be subordinated (both as to payment and remedies) to the Obligations in form and substance satisfactory to the Agent.


SECTION 2.     CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"): (i) the execution of this Amendment by the Borrowers, Merisel Parent and the Majority Lenders in accordance with Section 11.01 of the Existing Agreement; (ii) the receipt by the Borrowers and Merisel Parent of amendments to the Senior Note Purchase Agreement and the Subordinated Note Purchase Agreement to remove certain restrictions on the ability of direct or indirect subsidiaries of Merisel Parent to pay dividends to Merisel Parent which amendments shall be substantially similar to the provisions of the amendment contained in Section 1.17 hereof and which amendments shall otherwise be satisfactory to the Agent, acting on behalf of the Lenders; (iii) the delivery by the Borrowers and Merisel Parent to the Lenders (or to the Agent with sufficient originally executed copies, where appropriate, for each Lender) of (a) certified resolutions of their respective Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, (b) signature and incumbency certificates of the officers executing this Amendment, and (c) executed copies of this Amendment; (iv) on or before the

Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request; and (v) on or before the Amendment Effective Date, the Borrowers shall have paid fees and reasonable legal expenses.


SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE BORROWERS AND MERISEL
               PARENT

     In order to induce the Lenders to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, the Borrowers and Merisel Parent represent and warrant to each Lender that the following statements are true, correct and complete:

Corporate Power and Authority

     Each Borrower and Merisel Parent has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Existing Agreement as amended by this Amendment (the "Amended Agreement").

Authorization of Agreements

     The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by each Borrower and Merisel Parent.

No Conflict

     The execution and delivery by each Borrower and Merisel Parent of this Amendment and the performance by each Borrower and Merisel Parent of the Amended Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to the Borrowers, Merisel Parent or any of their respective Subsidiaries, the Certificate of Incorporation or bylaws of the Borrowers, Merisel Parent or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries.

Governmental Consents

     The execution and delivery by the Borrowers and Merisel Parent and the performance by the Borrowers and Merisel Parent of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

Binding Obligation

     This Amendment and the Amended Agreement are the legally valid and binding obligation of the Borrowers and Merisel Parent, enforceable against each of them in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Incorporation of Representations and Warranties From Existing Agreement

     Other than the representations set forth in Section 6.01(g) of the Existing Agreement, which representations are hereby modified by deleting Schedule II to the Existing Agreement and replacing it with the Amended and Restated Schedule II attached hereto, the representations and warranties contained in Article VI of the Existing Agreement are and will be true, correct and complete in all material respects on and as of the effective date of this Amendment to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

Absence of Default

     No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment which would constitute an Event of Default, or an event that with the passage of time, the giving of notice or both would constitute an Event of Default.

SECTION 4.     MISCELLANEOUS

     Reference to and Effect on the Existing Agreement and the Other Loan Documents

     (i) On and after the effective date of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, and each reference in the other Loan Documents to the "Revolving Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Existing Agreement as amended by this Amendment.

     (ii) Except as specifically amended by this Amendment, the Existing Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Existing Agreement or any of the other Loan Documents.

Execution and Counterparts

     This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Headings

     Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Applicable Law

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                               THE BORROWERS
                                               -------------

                                    MERISEL AMERICAS, INC.


                                      By: /s/ TIMOTHY N. JENSON
                                          ------------------------
                                          Name:  Timothy N. Jenson
                                          Title: Vice President and Treasurer

                                    MERISEL EUROPE, INC.



                                      By: /s/ TIMOTHY N. JENSON
                                          ------------------------
                                          Name:  Timothy N. Jenson
                                          Title: Vice President and Treasurer



                                          THE PARENT GUARANTOR
                                          --------------------

                                    MERISEL, INC.


                                      By: /s/ TIMOTHY N. JENSON
                                          ------------------------
                                          Name:  Timothy N. Jenson
                                          Title: Vice President and Treasurer



                                               THE AGENT
                                               ---------

                                    CITICORP USA, INC., as Agent


                                      By: /s/ BARBARA A. COHEN
                                          ______________________________
                                          Name:  Barbara A. Cohen
                                          Title: Vice President



                                               THE CO-AGENT
                                               ------------

                                    NATIONSBANK OF TEXAS, N.A., as Co-Agent


                                      By: /s/ JANET E. SOCKWELL
                                          ______________________________
                                          Name:  Janet E. Sockwell
                                          Title: Assistant Vice President



                                          THE DESIGNATED ISSUER
                                          ---------------------

                                    CITIBANK, N.A., as Designated Issuer


                                      By: /s/ GERALD R. GALLUCCI
                                          ______________________________
                                          Name:  Gerald R. Gallucci
                                          Title: Vice President

                                              THE LENDERS
                                              -----------

                                   CITICORP USA, INC.


                                    By:  /s/ BARBARA A. COHEN
                                         ---------------------------------------
                                         Name: Barbara A. Cohen
                                         Title: Vice President

                                   NATIONSBANK OF TEXAS, N.A.


                                     By: /s/ JANET SOCKWELL
                                         ---------------------------------------
                                         Name: Janet Sockwell
                                         Title: Assistant Vice President


                                   UNION BANK


                                     By: /s/ ROBERT PETERSON
                                         ---------------------------------------
                                         Name: Robert Peterson
                                         Title: Vice President

                                     By: /s/ H. CASNER
                                         ---------------------------------------
                                         Name: H. Casner
                                         Title: Senior Vice President



                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY


                                     By: /s/ MOTOKAZU UEMAGSU
                                         ---------------------------------------
                                         Name: Motokazu Uemagsu
                                         Title: Deputy General Manager


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   LOS ANGELES AGENCY


                                     By: /s/ STEVEN SAVOLDELLI
                                         --------------------------------------
                                         Name: Steven Savoldelli
                                         Title: Vice President



                                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                     By: /s/ LEO G. LEITNER
                                         ---------------------------------------
                                         Name: Leo G. Leitner
                                         Title: Vice President

                                     THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ L. GENE BEUBE
                                           -------------------------------------
                                           Name: L. Gene Beube
                                           Title: Senior Vice President



                                     WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                     NEW YORK AND CAYMAN ISLAND BRANCHES

                                       By: /s/ J. G. HILSGEN
                                           -------------------------------------
                                           Name: J. G. Hilsgen
                                           Title: Vice President

                                       By: /s/ J. M. MALLEY
                                           -------------------------------------
                                           Name: J. M. Malley
                                           Title: Associate


                                     THE DAIWA BANK, LTD.


                                       By: /s/ MITCHELL M. OZAWA
                                           -------------------------------------
                                           Name: Mitchell M. Ozawa
                                           Title: Vice President



                                       By: /s/ DAVID M. LAWRENCE
                                           -------------------------------------
                                           Name: David M. Lawrence
                                           Title: Vice President and Manager



                                     COMMERZBANK


                                       By: /s/ ROBERT HOCHHALTER
                                           -------------------------------------
                                           Name: Robert Hochhalter
                                           Title: Senior Vice President and
                                                  Manager

                                       By: /s/ STEVEN S. LARSEN
                                           -------------------------------------
                                           Name: Steven S. Larsen
                                           Title: Vice President

AMENDED AND RESTATED SCHEDULE II


PENDING OR THREATENED LITIGATION OR PROCEEDING
- ----------------------------------------------
AFFECTING MERISEL, INC., MERISEL AMERICAS, INC.,
- ------------------------------------------------
MERISEL EUROPE, INC. OR ANY OF THEIR SUBSIDIARIES
- -------------------------------------------------



In June 1994, Merisel, Inc. (the "Company") and certain of its officers and/or directors were named in putative securities class actions filed in the United States District Court for the Central District of California, consolidated as In re Merisel, Inc. Securities Litigation. Plaintiffs, who are seeking damages in an unspecified amount, purport to represent a class of all persons who purchased the Company's common stock between February 1, 1994 and June 7, 1994 (the "Class Period"). The complaints allege that the defendants inflated the market price of Merisel's common stock with material misrepresentations and omissions during the Class Period. Plaintiffs contend that such alleged misrepresentations are actionable under Section 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder. Plaintiffs filed a consolidated amended complaint on August 15, 1994. The Company believes that it has meritorious defenses to this lawsuit and intends to defend the action vigorously. Management believes that the outcome of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company and, accordingly, no provision for loss has been made in the accompanying financial statements.